UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

CEREPLAST, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34689	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2213 Killion Avenue, Seymour, Indiana		47274
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 615-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with the filing of voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Indiana  by Cereplast, Inc. (the “Company”) on February 27, 2014, certain creditors and the bankruptcy court were provided with certain information relating to the Bankruptcy Filing, the Company’s debtor-in-possession financing, bankruptcy schedules, and cash flow forecasts and other financial information relating to the Company and its assets (the “Information”) in connection with discussions regarding the potential adequate protection to be provided to certain secured creditors, specifically Compass Horizon Technology Finance. In addition to company filed a Proposed Order ("DIP Financing Order") to the Bankruptcy Court. Pursuant to specific requests from the bankruptcy trustee, Company also provided certain accounting forecasts in conjunction with the Company's application to obtain financing under the Bankruptcy Code. Subject to the determination of the trustee, the final DIP Financing Order that the Debtor's filed may not reflect the proposed changes contained in the Final DIP Financing Order issued by the Bankruptcy Court.

The cash flow forecasts, valuation of the Company’s assets and other financial information included in the Information (the “Financial Information”) are subject to numerous assumptions, risks and limitations. The Financial Information is subject to revision, is not a guaranty of future performance and actual results may differ from the Financial Information and such differences may be material. The Company’s internal financial forecasts (upon which the Financial Information was based in part) are, in general, prepared solely for internal use, including for budgeting and other management decisions, and are susceptible to interpretations and periodic revisions based on actual experience and business developments.

The Financial Information does not purport to present the Company’s financial condition in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the Financial Information and, accordingly, do not express an opinion or any other form of assurance with respect to such information. The Financial Information is subjective in many respects and contains numerous estimates and assumptions made by management of the Company with respect to its financial condition, business and industry performance, expenditures, general economic, market and financial conditions and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the estimates and assumptions made in preparing the Financial Information will prove accurate or that the cash flows or asset values contained therein will be realized. Investors are cautioned that the Financial Information was prepared as of a date prior to the date hereof using information available at that time and that estimates, assumptions and the results set forth in the Financial Information would differ, perhaps materially, in certain respects if prepared with more current information. In addition, it is expected that there will be differences between actual and projected results, and the differences may be material. The disclosure made hereby of the Financial Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Financial Information to be a reliable prediction of future events, and it should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the Financial Information, and none of them undertakes any obligation to publicly update this information to reflect circumstances existing after the date when the Financial Information was made or to reflect the occurrence of future events, even in the event that any or all of the estimates or assumptions underlying the Financial Information are shown to be in error.

In addition, on February 18, 2014 the Over-the-Counter Bulletin Board ("OTCBB") effectively changed the Company's trading symbol from "CERP" to "CERPQ" as a result of the Chapter 11 filing. However, on February 25, 2014, the symbol was changed from "CERPQ" to "CERPD", as a result of a reverse split in the common stock issued by the Company prior to the Chapter 11 filing.  Pursuant to FINRA's request this symbol change has since been corrected, and on February 25, 2014 the trading symbol was corrected back to "CERPQ" to accurately reflect the Company's ongoing Chapter 11 Bankruptcy.

This report on Form 8–K, including the exhibit attached hereto, includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8–K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item 1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of Indiana and in other filings the Company makes with the SEC from time to time, as well as the following: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases, Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the Bankruptcy Filing and other litigation, our ability to raise sufficient proceeds from the sale of non-core assets and the potential sale of our digital imaging patent portfolios within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt; the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers, to maintain product reliability and quality, to effectively anticipate technology trends and develop and market new products, to retain key executives, managers and employees, our ability to successfully license and enforce our intellectual property rights and the ability of the Company’s non-US subsidiaries to continue to operate their businesses in the normal course and without court supervision. There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8–K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 4, 2014
CEREPLAST, INC.

/s/ Frederic Scheer
Frederic Scheer
Chief Executive Officer

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